SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                  ---------------------------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 9, 2001
                                                       ---------------

                              NTL INCORPORATED
             -------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-30673              13-4105887
 -----------------------------------------------------------------------------
         (State or Other               (Commission         (IRS Employer
         Jurisdiction of                 File Number)      Identification No.)
         Incorporation)


         110 East 59th Street, New York, New York             10022
 -----------------------------------------------------------------------------
          (Address of Principal Executive Offices)          (Zip Code)


     Registrant's Telephone Number, including area code: (212) 906-8440
                                                         ---------------

       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)




Item 9.    Regulation FD Disclosure.
-------    -------------------------

        NTL Incorporated is furnishing this Report on Form 8-K pursuant to Regulation FD in connection with the planned disclosure of information at a conference on January 9, 2001. At this conference, the Company plans to confirm that it expects to meet or exceed (pound)60 million of EBITDA (before corporate expenses) for each of the quarters ending December 31, 2000, March 31, 2001 and June 30, 2001. This expectation is consistent with previous estimates made by the Company. This period corresponds to the period during which the Company expects to complete the initial stages of its integration of the consumer business acquired from Cable and Wireless plc in 2000. The Company also plans to announce that in reaction to recent price increases by its principal competitors, the Company plans to increase consumer prices beginning in February 2001 and that these price increases will be phased in during the next six months. Further, the company plans to disclose that its EBITDA margin target in 2005 for the consumer business, before certain shared expenses, is greater than 50%. Finally, the company will disclose that it had installed approximately 12,800 cable modems in the UK as of the end of the fourth quarter, more than tripling its cable modem subscribers in the fourth quarter.

        "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This disclosure includes forward-looking statements concerning the future development of the business and expectations of future financial performance of NTL Incorporated within the meaning of the Private Securities Litigation Reform Act of 1995, that are management's estimates, assumptions and projections and are not guarantees of future performance. Forward-looking statements involve known and unknown risks and uncertainties. These and other important factors, including those mentioned in various Securities and Exchange Commission filings made periodically by NTL Incorporated, may cause NTL Incorporated's actual results and performance to differ materially. These statements represent NTL Incorporated's reasonable judgment on the future and are based on assumptions and factors that could cause actual results to differ materially. Investors and prospective investors should read this information in conjunction with NTL Incorporated's most recent Form 10-K, Form 10-Q and other documents filed with the Securities and Exchange Commission. NTL Incorporated assumes no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in factors affecting such statements.




                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NTL INCORPORATED
                                    (Registrant)

                                    By:/s/ Richard J. Lubasch
                                       ----------------------------------
                                       Name:  Richard J. Lubasch
                                       Title: Executive Vice President-
                                                General Counsel

Dated: January 8, 2001